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                                                                    EXHIBIT 99.1


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                              OFFICE OF THE UNITED STATES TRUSTEE
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
In re:                                                   DEBTOR IN POSSESSION INTERIM STATEMENT
   Casmyn Corp., A Colorado Corporation
   28720 Canwood Street, Suite 207                             Statement Number:     4
   Agoura Hills, CA 91301                Debtor.                                -----------
------------------------------------------------------   For the Period FROM:     03/01/00
   Chapter 11 Case No:  SV 99-23968-AG                                    TO:     03/31/00
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                                                                 General              Payroll            Tax
CASH ACTIVITY ANALYSIS (Cash Basis Only)                         Account              Account           Account
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                                                         (Summary of all accounts)
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A.  Total Receipts per all Prior Interim Statements
B.  Less: Total Disbursements per all Prior Statements
C.  Beginning Balance (A less B)                               $1,615,341.32
D.  Receipts during Current Period
      TOTAL RECEIPTS THIS PERIOD                                   28,400.41
                                                               -------------
E.  Balance Available (C plus D)                                1,643,741.73
F.  Less: Disbursements during Current Period
     TOTAL DISBURSEMENTS THIS PERIOD                               77,741.35
                                                               -------------
G.  Ending Balance (E minus F)                                 $1,566,000.38
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